

<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from financial statements for the year ended December 31, 1995 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER>  1,000,000

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1995
<PERIOD-END>                               DEC-31-1995
<CASH>                                             116
<SECURITIES>                                       522
<RECEIVABLES>                                    2,531<F1>
<ALLOWANCES>                                         0<F1><F2>
<INVENTORY>                                      1,921
<CURRENT-ASSETS>                                 7,647
<PP&E>                                           8,303
<DEPRECIATION>                                   4,659
<TOTAL-ASSETS>                                  16,830
<CURRENT-LIABILITIES>                            6,049
<BONDS>                                          3,964
<COMMON>                                           194
<PREFERRED-MANDATORY>                                0<F2>
<PREFERRED>                                          0<F2>
<OTHER-SE>                                       3,194
<TOTAL-LIABILITY-AND-EQUITY>                    16,830
<SALES>                                         15,451
<TOTAL-REVENUES>                                16,072
<CGS>                                           12,000
<TOTAL-COSTS>                                   14,391
<OTHER-EXPENSES>                                 (125)
<LOSS-PROVISION>                                     0<F2>
<INTEREST-EXPENSE>                                 191
<INCOME-PRETAX>                                  1,615
<INCOME-TAX>                                       501
<INCOME-CONTINUING>                              1,136
<DISCONTINUED>                                       0<F2>
<EXTRAORDINARY>                                      0<F2>
<CHANGES>                                            0<F2>
<NET-INCOME>                                     1,136
<EPS-PRIMARY>                                     5.72
<EPS-DILUTED>                                     5.67

<F1> Notes and accounts receivable - trade are reported net of allowances for doubtful accounts in the Statement of Financial Position.

<F2> Amounts inapplicable or not disclosed as a separate line on the Statement of Financial Position or Results of Operations are reported as zero herein.

